                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): November 13, 2007
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                         FIRSTPLUS FINANCIAL GROUP, INC.
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               (Exact Name of Registrant as specified in Charter)

          Nevada                     0-27750                  75-2561085
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      (State or Other              (Commission               (IRS Employer
       Jurisdiction                File Number)           Identification No.)
     of Incorporation)

122 W. John Carpenter Freeway, Suite 450, Irving, Texas          75039
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       (Address of Principal Executive Offices)               (Zip Code)

       Registrant's telephone number, including area code: (972) 717-7969
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         (Former Name or Former Address, if Changed Since Last Report.)

      Check the  appropriate  box below if the Form 8-K  filing is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

 |_|  Written  communications  pursuant to Rule 425 under the Securities Act (17
CFR 230.425)

 |_|  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)

 |_|  Pre-commencement  communications  pursuant  to  Rule  14d-2(b)  under  the
Exchange Act (17 CFR 240.14d-2(b))

 |_|  Pre-commencement  communications  pursuant  to  Rule  13e-4(c)  under  the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

      On November 13, 2007,  FIRSTPLUS  Financial  Group,  Inc. (the  "Company")
entered into an  Employment  Agreement  with Dr.  Robert  O'Neal to serve as the
Company's   President  and  Chief  Operating  Officer  (the  "O'Neal  Employment
Agreement").  Under the O'Neal Employment Agreement,  Dr. O'Neal is to receive a base  salary of  $200,000  per  annum  and is  eligible  to  participate  in the
Company's executive benefit and compensation plans.

      On  November  13,  2007,  the  Company  also  entered  into an Amended and
Restated  Employment  Agreement  with Mr. John Maxwell to serve as the Company's
Chief Executive Officer (the "Maxwell Employment Agreement").  Under the Maxwell
Employment  Agreement,  Mr.  Maxwell is to receive a base salary of $225,000 per annum and is eligible to  participate  in the  Company's  executive  benefit and compensation plans.

      The  foregoing  descriptions  of the O'Neal  Employment  Agreement and the
Maxwell  Employment  Agreement  are not  complete  and are  qualified  in  their entirety by  reference to the full text of such  documents,  copies of which are filed  herewith  as  EXHIBIT  10.1  and  EXHIBIT  10.2,  respectively,  and  are incorporated herein by reference.

ITEM 5.02.  DEPARTURE   OF  DIRECTORS   OR  CERTAIN   OFFICERS;   ELECTION  OF
            DIRECTORS;   APPOINTMENT   OF   CERTAIN   OFFICERS;   COMPENSATORY
            ARRANGEMENTS OF CERTAIN OFFICERS.

      On November 13, 2007, the Board of Directors of the Company increased from five to seven the number of directors  constituting the whole Board of Directors and appointed Gary D. Alexander and Joseph P. Steward to the Board of Directors.
Messrs.  Alexander and Steward will serve on each of the Audit Committee and the
Compensation Committee of the Board of Directors.

      On November 13, 2007, Mr.  Maxwell  replaced Dr. O'Neal as Chairman of the
Board of  Directors  and Dr.  O'Neal  replaced  Mr.  Maxwell as President of the
Company and was also appointed Chief Operating Officer.

      Dr.  O'Neal,  49, has served as a director of the Company  since June 2007 and had served as Chairman of the Board of Directors of the Company since August
2007. Dr. O'Neal served as President of Cosmetic, Weight Loss & Surgical Centers
of America from October 2006 to November 2007 as well as Chief Executive Officer of Health & Medical Practice Associates,  Beaumont,  Texas 1990 through November
2007. Dr. O'Neal is a member of a number of health and medical boards, including the American  Academy of  Anti-aging  Medicine and American  Board of Disability
Analysts.

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ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d)   EXHIBITS

      Exhibit No.       Exhibits
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      10.1              Employment  Agreement,  dated  November 13, 2007, by and
                        between  FIRSTPLUS  Financial  Group,  Inc.  and  Robert
                        O'Neal.

      10.2              Amended  and  Restated   Employment   Agreement,   dated
                        November 13, 2007,  by and between  FIRSTPLUS  Financial
                        Group, Inc. and John Maxwell.

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                                    SIGNATURE

      Pursuant to the  requirements of the Securities  Exchange Act of 1934, the
Company  has duly  caused  this  Current  Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

November 14, 2007

                                    FIRSTPLUS FINANCIAL GROUP, INC.

                                    By: /s/ William Handley
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                                        Name: William Handley
                                        Title: Chief Financial Officer

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